UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
December 20, 2005
Maxtor Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16447 (Commission File No.)	77-0123732 (I.R.S. Employer Identification No.)
500 McCarthy Blvd., Milpitas, California 95035
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 894-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 1.01 Entry Into a Material Definitive Agreement.
     On December 20, 2005, Maxtor Corporation, a Delaware corporation (“Maxtor”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Seagate Technology, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Seagate”), and MD Merger Corporation, a Delaware corporation and a direct wholly-owned subsidiary of Seagate (“Merger Sub”), by which Seagate has agreed to acquire Maxtor (the “Merger”). The Merger Agreement has been unanimously approved by the Boards of Directors of both Maxtor and Seagate.
     Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock of Maxtor would be converted into the right to receive 0.37 shares of Seagate common stock. The merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.
     Consummation of the Merger is subject to several closing conditions, including the adoption of the Merger Agreement by the stockholders of Maxtor, the approval of the issuance of shares of Seagate common stock in the Merger by the stockholders of Seagate, the receipt of antitrust approvals or the expiration of applicable waiting periods in certain jurisdictions set forth in Exhibit A to the Merger Agreement, the absence of certain governmental restraints, and effectiveness of a Form S-4 registration statement to be filed by Seagate.
     The Merger Agreement contains certain termination rights for both Maxtor and Seagate and provides that a specified fee must be paid by one party to the other in connection with certain termination events. In certain specified circumstances, Seagate must pay Maxtor a termination fee of $300 million (generally in the event necessary antitrust approval is not obtained or governmental regulatory restraints prevent the transaction, or the transaction has not been consummated prior to March 20, 2007, with certain exceptions if the Maxtor stockholders have not adopted the Merger Agreement). In other specified circumstances, Maxtor must pay Seagate a termination fee of $53 million (generally in the event the Board of Directors of Maxtor changes its recommendation that its stockholders adopt the Merger Agreement, or elects to pursue an alternative acquisition proposal from a third party).
     Concurrently with the execution of the Merger Agreement, Maxtor entered into voting agreements (the “Voting Agreements”) with the directors and certain executive officers of Seagate and with certain significant stockholders of Seagate, pursuant to which such signatories have agreed to vote in favor of the issuance of shares of Seagate common stock in the Merger. The Voting Agreements apply to all shares of Seagate common stock held by the signatories at the record date for the relevant Seagate shareholder meeting. The Voting Agreements restrict private transfers of shares by the signatories (unless they retain the voting power), but do not prevent the signatories from selling their shares of Seagate common stock in open market transactions, and will not continue to apply to any shares that are sold in the open market prior to the record date.
     A copy of the Merger Agreement and the form of Voting Agreement (along with a schedule of the Seagate shareholders who are signatories) are attached hereto as Exhibits 2.1 and 10.x, respectively. The foregoing description of the Merger Agreement and the Voting Agreement is qualified in its entirety by reference to the full text of the Merger Agreement and the Voting Agreement.
IMPORTANT ADDITIONAL INFORMATION
     This communication is being made in respect of the proposed transaction involving Seagate and Maxtor. In connection with the proposed transaction, Seagate plans to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of Seagate and Maxtor plan to file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy Statement / Prospectus will be mailed to stockholders of Seagate and Maxtor. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

     Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Seagate and Maxtor through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC from Seagate by directing a request to Seagate Technology, 920 Disc Drive, P.O. Box 66360, Scotts Valley, California 95067, Attention: Investor Relations (telephone: (831) 439-5337) or going to Seagate’s corporate website at www.Seagate.com, or from Maxtor by directing a request to Maxtor Corporation, 500 McCarthy Boulevard, Milpitas, California 95035, Attention: VP of Investor Relations (telephone: 408-894-5000) or going to Maxtor’s corporate website at www.Maxtor.com.
     Seagate and Maxtor, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Seagate’s directors and executive officers is contained in Seagate’s Annual Report on Form 10-K for the fiscal year ended July 1, 2005 and its proxy statement dated October 7, 2005, which are filed with the SEC. Information regarding Maxtor’s directors and executive officers is contained in Maxtor’s Annual Report on Form 10-K/A for the fiscal year ended December 25, 2004 and its proxy statement dated April 11, 2005, supplemental proxy statement dated May 10, 2005 and Current Report on Form 8-K dated August 24, 2005, which are filed with the SEC. Additional information regarding the interests of such potential participants will be included in the Joint Proxy Statement/Prospectus and the other relevant documents filed with the SEC (when available).
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 20, 2005, by and among Seagate, MD Merger Corporation, and Maxtor Corporation.
Exhibit 99.1	Form of Voting Agreement, dated December 20, 2005, by and among Maxtor Corporation and the persons listed on Schedule I.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 22, 2005

MAXTOR CORPORATION
By:	/s/ Duston M. Williams
Name:	Duston M. Williams
Title:	Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 20, 2005, by and among Seagate, MD Merger Corporation, and Maxtor Corporation.
Exhibit 99.1	Form of Voting Agreement, dated December 20, 2005 by and among Maxtor Corporation and the persons listed on Schedule I.